UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.   )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12


                     Guggenheim Enhanced Equity Income Fund

   (Name of Registrant As Specified in its Agreement and Declaration of Trust)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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Graphic
GUGGENHEIM
                                                                    CLAYMORE (R)
                                                   A GUGGENHEIM PARTNERS COMPANY


                     GUGGENHEIM ENHANCED EQUITY INCOME FUND
                 (FORMERLY, OLD MUTUAL/CLAYMORE LONG-SHORT FUND)
                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532
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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 19, 2010
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          Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share ("Shares"), of Guggenheim Enhanced Equity Income Fund (formerly, Old Mutual/Claymore Long-Short Fund) (the "Fund") that the annual meeting of shareholders of the Fund (the "Annual Meeting") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532, on Monday, July 19, 2010, at 11:30 a.m., Central time.

          The Annual Meeting is being held for the following purposes:

          1. To approve an investment sub-advisory agreement among the Fund, Claymore Advisors, LLC and Guggenheim Partners Asset Management, LLC.

          2. To elect two Trustees as Class II Trustees to serve until the Fund's 2013 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

          3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

          THIS IS A VERY IMPORTANT ANNUAL MEETING OF THE FUND. THE BOARD OF TRUSTEES (THE "BOARD") OF THE FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT. IN ADDITION, THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR ALL" OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THE ACCOMPANYING PROXY STATEMENT.

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          The Board has fixed the close of business on May 14, 2010 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or vote your proxy via telephone or the Internet so you will be represented at the Annual Meeting.

                                                   By order of the
                                                   Board of Trustees,

                                                   /S/J. Thomas Futrell

                                                   J. Thomas Futrell
                                                   Chief Executive Officer

Lisle, Illinois
June 25, 2010

          IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY BY TELEPHONE, INTERNET OR MAIL. IF VOTING YOUR PROXY BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

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                     GUGGENHEIM ENHANCED EQUITY INCOME FUND
                (FORMERLY, OLD MUTUAL/CLAYMORE LONG-SHORT FUND)
--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 19, 2010

          This proxy statement ("Proxy Statement") is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Shares"), of Guggenheim Enhanced Equity Income Fund (formerly, Old Mutual/Claymore Long-Short Fund) (the "Fund") in connection with the solicitation by the Board of Trustees of the Fund (the "Board") of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Monday, July 19, 2010, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532 on July 19, 2010, at 11:30 a.m., Central time.

          This Proxy Statement gives you information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders ("Notice of Annual Meeting"). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission ("SEC").

          You may contact the Fund's proxy information line at (866) 416-0552 with any questions about the Proxy Statement or with questions about how to cast your vote.

          THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO CLAYMORE SECURITIES, INC., 2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532, (866) 882-0688.

          The Notice of Annual Meeting, this Proxy Statement and the enclosed proxy card are first being sent to the Fund's shareholders on or about
June 25, 2010.

          o    WHY IS A SHAREHOLDER MEETING BEING HELD?

               The Fund's Shares are listed on the New York Stock Exchange (the "NYSE"), under the ticker symbol "GPM" (formerly, "OLA"), which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

               In addition, shareholders are being asked to approve an investment sub-advisory agreement among the Fund, Claymore Advisors, LLC ("Claymore" or the "Adviser") and Guggenheim Partners Asset Management, LLC ("GPAM" or the "Sub-Adviser").

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          o    WHAT PROPOSALS WILL BE VOTED ON AT THE ANNUAL MEETING?

               Shareholders of the Fund are being asked to vote on the following proposals at the Annual Meeting:

               1. To approve an investment sub-advisory agreement among the Fund, the Adviser and GPAM.

               2. To elect two Trustees as Class II Trustees (Mr. Steven D. Cosler and Mr. Robert M. Hamje are the nominees) to serve until the Fund's 2013 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

          o WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT?

               In light of the Fund's underperformance relative to applicable benchmarks, following the October 2009 regular quarterly Board meeting the Board instructed Fund management to consider and evaluate various strategic alternatives for the Fund and to recommend to the Board a course of action to be considered. Over the course of the evaluation process, the Board considered various strategic alternatives for the Fund and received and considered information and proposals from the Adviser, Analytic Investors, LLC ("Analytic"), Old Mutual Capital ("OmCap"), a subsidiary of Analytic's parent company, Old Mutual (US) Holdings Inc., and from GPAM. Each of the Adviser and OmCap prepared and presented proposals regarding the ongoing management of the Fund, including changes in investment strategy desirable to manage an equity fund that generates income and proposed managers to be considered as investment sub-advisers and presented information on the selection process for recommending proposed investment sub-advisers. On April 20, 2010 the Board approved the termination of the investment sub-advisory agreement (the "Analytic Sub-Advisory Agreement") among the Fund, the Adviser and Analytic, and the Adviser provided notice to Analytic of such termination, effective as of the close of business on June 21, 2010. The Board approved an interim investment sub-advisory agreement among the Fund, the Adviser and GPAM (the "Interim Sub-Advisory Agreement"), which was entered into and became effective on June 21, 2010, upon the termination of the Analytic Sub-Advisory Agreement. Pursuant to the Interim Sub-Advisory Agreement, GPAM serves as the Fund's investment sub-adviser on an interim basis and is responsible for the day-to-day management of the Fund. Pursuant to the Rule 15a-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), GPAM may act as investment sub-adviser pursuant to the Interim Sub-Advisory Agreement for up to 150 days from the termination of the Analytic Sub-Advisory Agreement, pending shareholder approval of a new sub-advisory

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               agreement among the Fund, Claymore and GPAM (the "New
               Sub-Advisory Agreement"). In order for GPAM to continue to act as investment sub-adviser to the Fund beyond October 19, 2010, the New Sub-Advisory Agreement must be approved by shareholders of the Fund.

               See "Proposal 1: Approval of New Sub-Advisory Agreement" for more information regarding the considerations of the Board in selecting GPAM as investment sub-adviser and approving the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement.

          o    HAVE THE NAME AND TICKER SYMBOL OF THE FUND CHANGED?

               In connection with the retention of GPAM as investment sub-adviser, the name of the Fund changed to "Guggenheim Enhanced Equity Income Fund" effective as of the close of business on June 21, 2010. At such time, the Fund's NYSE ticker symbol changed to "GPM" and the Fund's CUSIP also changed.

          o    WHO IS GPAM?

               GPAM, a wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"), is an investment manager specializing in innovative investment strategies that aim to add alpha relative to benchmarks in both up and down markets. GPAM's investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes. GPAM manages more than $29 billion in investments for a mix of individuals, family offices, endowments, foundations, insurance companies and other institutions. Claymore is also a wholly-owned subsidiary of Guggenheim and is an affiliate of GPAM.

               Guggenheim is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim with the supervision of more than $100 billion of assets.

          o    HOW DOES GPAM MANAGE THE FUND'S PORTFOLIO?

               Pursuant to the Interim Sub-Advisory Agreement, GPAM is responsible for the management of the Fund's portfolio, subject to the supervision of the Adviser and the Board. The Fund continues to seek its primary investment objective of seeking a high level of current income and gains with a secondary objective of long-term capital appreciation. The Fund's investment strategy under its previous

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               investment sub-adviser sought to achieve its investment objective through a long-short strategy and an opportunistic covered call writing strategy. GPAM seeks to achieve the Fund's investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which follows
               GPAM's proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund's portfolio. Under GPAM's management, selling securities short is no longer a principal investment strategy of the Fund.

               The Fund may seek to obtain exposure to equity markets through investments in exchange-traded funds or other investment funds that track equity market indices, through investments in individual equity securities and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets. In current market conditions, GPAM initially expects to seek to obtain exposure to equity markets by investing primarily in exchange-traded funds. The Fund has the ability to write call options on indices and/or securities which will typically be at- or out-of-the money. GPAM's strategy typically targets one-month options, although options of any strike price or maturity may be utilized. The Fund seeks to earn income and gains both from dividends paid on securities owned by the Fund and cash premiums received from selling options. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option. To the extent GPAM's strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would hold a diversified portfolio of stocks, whereas to the extent GPAM's equity exposure strategy is implemented through investment in broad-based equity exchange-traded funds or other investment funds or derivative instruments that replicate the economic characteristics of exposure to equity securities or markets, the Fund's portfolio is expected to comprise fewer holdings. The Fund will ordinarily focus its investments in securities of U.S. issuers but may invest in or seek exposure to foreign issuers, including through investments in American Depositary Receipts ("ADRs"). The Fund may invest in or seek exposure to equity securities of issuers of any market capitalization.

               In connection with the implementation of GPAM's strategy, the Fund intends to utilize financial leverage. The goal of the use of financial leverage is to enhance shareholder value, consistent with the Fund's investment objective, and provide superior risk-adjusted returns. The Fund may utilize financial leverage up to the limits imposed by the 1940 Act. The 1940 Act generally limits the extent to which the Fund may utilize senior securities representing indebtedness to 33 1/3% of the Fund's total assets at the time utilized. Also, under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the liquidation value of such preferred shares plus the aggregate amount of senior securities representing indebtedness does not exceed 50% of the Fund's total assets. The Fund's use of financial leverage is intended to be flexible in nature and will be monitored and adjusted, as appropriate, on an ongoing basis by Claymore and GPAM. Under current market conditions, the Fund initially intends to utilize financial leverage in an amount not to exceed 30% of the Fund's total assets (including the proceeds of such financial leverage) at the time utilized. The Fund expects to employ financial leverage through the issuance of senior securities represented by indebtedness, including through bank borrowing by the Fund or issuance by the Fund of notes, commercial paper or other forms of debt.

               In addition, the Fund may engage in certain portfolio transactions that have characteristics similar to senior securities, including swaps, derivative instruments and reverse repurchase agreements, which are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. To the extent the terms of such portfolio transactions obligate the Fund to make payments, the Fund will "segregate" liquid securities or cash in a separate account with the custodian of the Fund to collateralize the positions in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions. As a result of such segregation or cover, the Fund does not intend to treat its obligations under such portfolio transactions as senior securities representing indebtedness for purposes of the 1940 Act, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the "SEC"), or include such portfolio transactions in calculating the aggregate amount of the Fund's financial leverage.

               The Fund may use a variety of derivative instruments (including both long and short positions), including options and futures contracts, options on futures contracts, forward contracts and swap, cap, floor or collar agreements. The Fund may also purchase and sell forward contracts on foreign currencies. The Fund may enter into derivatives transactions for hedging or risk management purposes or as part of its investment strategies, including to gain exposure to equity and other securities in which the Fund may invest and/or for speculative purposes. Generally, derivatives are financial contracts whose value

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               depends upon, or is derived from, the value of any underlying asset or reference rate, including individual securities, interest rates, currencies and related indexes. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments.

               In addition to the changes in the Fund's investment strategy discussed above, the Fund adopted the following non-fundamental investment policy: Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. If this policy is changed, the Fund will provide shareholders at least 60 days' notice before implementation of the change. Investments in exchange-traded funds and other investment funds which invest at least 80% of their assets in equity securities or have investment objectives or strategies of tracking equity market indices will be included as investments in equity securities for the purpose of this policy. Investments in derivative instruments with economic characteristics similar to equity securities or equity market indices will be included as investments in equity securities for purposes of this policy.

          o WHAT ARE THE PRINCIPAL RISKS ASSOCIATED WITH THE FUND'S INVESTMENT STRATEGY?

               For information regarding the principal risks associated with the Fund's investment strategy see "Proposal 1: Approval of New Sub-Advisory Agreement--Principal Risks Associated with the Fund's Investment Strategy."

          o    WHO IS RESPONSIBLE FOR THE MANAGEMENT OF THE FUND'S PORTFOLIO?

               The portfolio management personnel of the Sub-Adviser who are primarily responsible for the day-to-day management of the Fund's portfolio are: Robert Daviduk, Managing Director and Senior Portfolio Manager of the Sub-Adviser; Jayson Flowers, Managing Director of the Sub-Adviser; Jamal Pesaran, Portfolio Sector Manager of the Sub-Adviser; Farhan Sharaff, Assistant Chief Investment Officer, Equities of the Sub-Adviser; and Scott Minerd, Chief Investment Officer of the Sub-Adviser.

          o    IS THERE ANY REDUCTION IN THE TOTAL MANAGEMENT FEES PAID BY THE
               FUND?

               Yes. The investment advisory fee rate paid by the Fund has been reduced. The Fund previously paid to the Adviser an investment advisory fee at an annual rate equal to 1.00% of the average daily value of the Fund's "total managed assets" (as defined in the

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               investment advisory agreement). Effective April 20, 2010, the
               Adviser and the Fund contractually agreed to a permanent 0.10% reduction in the advisory fee, such that the Fund pays to the Adviser an investment advisory fee at an annual rate equal to 0.90% of the average daily value of the Fund's "total managed assets." In addition, the Adviser and the Fund contractually agreed that commencing as of the date of the Interim Sub-Advisory Agreement and continuing during the term of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement and for so long as the investment sub-adviser of the Fund shall be an affiliated person of the Adviser, the Adviser shall waive an additional 0.10% of the advisory fee, such that the Fund pays to the Adviser an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund's "total managed assets."

               The Adviser pays the investment sub-advisory fee out of the advisory fee received by the Adviser. The Adviser previously paid to Analytic a sub-advisory fee equal to 0.50% of the Fund's "total managed assets." Pursuant to the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Adviser pays to GPAM a sub-advisory fee equal to 0.40% of the Fund's "total managed assets."

          o WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE NEW SUB-ADVISORY AGREEMENT?

               If shareholders do not approve the New Sub-Advisory Agreement, the Interim Sub-Advisory Agreement will terminate at the end of the 150 day interim period and the Board will consider what action to take on behalf of the Fund.

          o    WILL YOUR VOTE MAKE A DIFFERENCE?

               YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many Shares you own.

          o    WHO IS ASKING FOR YOUR VOTE?

               The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Monday, July 19, 2010, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting.

          o    HOW DOES THE BOARD RECOMMEND THAT SHAREHOLDERS VOTE ON THE
               PROPOSALS?

               With respect to Proposal 1, the Board, including all of the Independent Trustees, recommends that you vote "FOR" the proposal to approve the New Sub-Advisory Agreement.

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               With respect to Proposal 2, the Board, including the Independent
               Trustees, unanimously recommends that you vote "FOR ALL" of the nominees for the Board (Mr. Steven D. Cosler and Mr. Robert M. Hamje).

          o    WHO IS ELIGIBLE TO VOTE?

               Shareholders of record of the Fund at the close of business on May 14, 2010 (the "Record Date") are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Shareholders will be entitled to one vote on each matter to be voted for each Share of the Fund held and a fractional vote with respect to fractional Shares, with no cumulative voting.

          o    HOW DO YOU VOTE YOUR SHARES?

               Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote your proxy via telephone or the Internet so your Shares will be represented at the Annual Meeting. Information regarding how to vote your proxy via telephone or the Internet is included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders' respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. You may contact the Fund's proxy information line at (866) 416-0552 to obtain directions to the site of the Annual Meeting.

               All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. IF YOU SIGN THE PROXY CARD, BUT DON'T FILL IN A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies' discretion.

               Shareholders who execute proxy cards or vote their proxies via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

               Broker-dealer firms holding Shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposals. Under current interpretations of the New York Stock Exchange (the "NYSE"), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer's Shares on Proposal 1. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker and record your voting instructions.

               You may contact the Fund's proxy information line at (866) 416-0552 with any questions about the Proxy Statement or with questions about how to cast your vote.

          o    WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

               With respect to Proposal 1, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of the majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the outstanding voting securities of the Fund entitled to vote thereon present at the Annual Meeting or represented by proxy if holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

               With respect to Proposal 2, the affirmative vote of a plurality of the Shares voted is necessary to elect a Trustee nominee.

          o    HOW MANY SHARES OF THE FUND WERE OUTSTANDING AS OF THE RECORD
               DATE?

               At the close of business on the Record Date, the Fund had 19,005,240 Shares outstanding.

          o    WHO WILL BEAR THE COST OF SOLICITING PROXIES?

               The cost of soliciting proxies will be borne by the Fund, except that costs related to Proposal 1 will be borne by Claymore. See "Additional Information--Expenses of Proxy Solicitation."

PROPOSAL 1: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

INTRODUCTION

          Following the deliberations and considerations described below, on April 20, 2010 the Board approved the termination of the Analytic Sub-Advisory Agreement and the Adviser provided notice to Analytic of such termination, effective as of the close of business on June 21, 2010. The Board approved the Interim Investment Sub-Advisory Agreement among the Fund, the Adviser and GPAM, which was entered into and become effective on June 21, 2010, upon the termination of the Analytic Sub-Advisory Agreement. Pursuant to the Interim Sub-Advisory Agreement, GPAM serves as the Fund's investment sub-adviser on an interim basis and is responsible for the day-to-day management of the Fund. Pursuant to Rule 15a-4 under the 1940 Act, GPAM may act as investment sub-adviser pursuant to the Interim Sub-Advisory Agreement for up to 150 days from the termination of the Analytic Sub-Advisory Agreement, pending shareholder approval of the New Sub-Advisory Agreement among the Fund, Claymore and GPAM. Therefore, in order for GPAM to continue to act as investment sub-adviser to the Fund beyond October 19, 2010, the New Sub-Advisory Agreement must be approved by shareholders of the Fund.

          In connection with the retention of GPAM as investment sub-adviser, the name of the Fund changed to "Guggenheim Enhanced Equity Income Fund" effective as of the close of business on June 21, 2010. At such time, the Fund's NYSE ticker symbol changed to "GPM" and the Fund's CUSIP also changed.

ABOUT GPAM

          GPAM, a wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"), is an investment manager specializing in innovative investment strategies that aim to add alpha relative to benchmarks in both up and down markets. GPAM's investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes. GPAM manages more than $29 billion in investments for a mix of individuals, family offices, endowments, foundations, insurance companies and other institutions. Claymore is also a wholly-owned subsidiary of Guggenheim and is an affiliate of GPAM.

          Guggenheim is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim with the supervision of more than $100 billion of assets.

INVESTMENT STRATEGY

          Pursuant to the Interim Sub-Advisory Agreement, GPAM is responsible for the management of the Fund's portfolio, subject to the supervision of the Adviser and the Board. The Fund continues to seek its primary investment objective of seeking a high level of current income and gains with a secondary objective of long-term capital appreciation. The Fund's investment strategy under its previous investment sub-adviser sought to achieve its investment objective through a long-short strategy and an opportunistic covered call writing strategy. GPAM seeks to achieve the Fund's investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which follows GPAM's proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund's portfolio. Under GPAM's management, selling securities short is no longer a principal investment strategy of the Fund.

          The Fund may seek to obtain exposure to equity markets through investments in exchange-traded funds or other investment funds that track equity market indices, through investments in individual equity securities and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets. In current market conditions, GPAM initially expects to seek to obtain exposure to equity markets by investing primarily in exchange-traded funds. The Fund has the ability to write call options on indices and/or securities which will typically be at- or out-of-the money. GPAM's strategy typically targets one-month options, although options of any strike price or maturity may be utilized. The Fund seeks to earn income and gains both from dividends paid on securities owned by the Fund and cash premiums received from selling options. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option. To the extent GPAM's strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would hold a diversified portfolio of stocks, whereas to the extent GPAM's equity exposure strategy is implemented through investment in broad-based equity exchange-traded funds or other investment funds or derivative instruments that replicate the economic characteristics of exposure to equity securities markets, the Fund's portfolio is expected to comprise fewer holdings. The Fund will ordinarily focus its investments in securities of U.S. issuers but may invest in or seek exposure to foreign issuers, including through investments in American Depositary Receipts ("ADRs"). The Fund may invest in or seek exposure to equity securities of issuers of any market capitalization.

          In connection with the implementation of GPAM's strategy, the Fund intends to utilize financial leverage. The goal of the use of financial leverage is to enhance shareholder value, consistent with the Fund's investment objective, and provide superior risk-adjusted returns. The Fund may utilize financial leverage up to the limits imposed by the 1940 Act. The 1940 Act generally limits the extent to which the Fund may utilize senior securities representing indebtedness to 33 1/3% of the Fund's total assets at the time utilized. Also, under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the liquidation value of such preferred shares plus the aggregate amount of senior securities representing indebtedness does not exceed 50% of the Fund's total assets. The Fund's use of financial leverage is intended to be flexible in nature and will be monitored and adjusted, as appropriate, on an ongoing basis by Claymore and GPAM. Under current market conditions, the Fund initially intends to utilize financial leverage in an amount not to exceed 30% of the Fund's total assets (including the proceeds of such financial leverage) at the time utilized. The Fund expects to employ financial leverage through the issuance of senior securities represented by indebtedness, including through bank borrowing by the Fund or issuance by the Fund of notes, commercial paper or other forms of debt.

          In addition, the Fund may engage in certain portfolio transactions that have characteristics similar to senior securities, including swaps, derivative instruments and reverse repurchase agreements, which are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. To the extent the terms of such portfolio transactions obligate the Fund to make payments, the Fund will "segregate" liquid securities or cash in a separate account with the custodian of the Fund to collateralize the positions in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions. As a result of such segregation or cover, the Fund does not intend to treat its obligations under such portfolio transactions as senior securities representing indebtedness for purposes of the 1940 Act, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the "SEC"), or include such portfolio transactions in calculating the aggregate amount of the Fund's financial leverage.

          The Fund may use a variety of derivative instruments (including both long and short positions), including options and futures contracts, options on futures contracts, forward contracts and swap, cap, floor or collar agreements. The Fund may also purchase and sell forward contracts on foreign currencies. The Fund may enter into derivatives transactions for hedging or risk management purposes or as part of its investment strategies, including to gain exposure to equity and other securities in which the Fund may invest and/or for speculative purposes. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset or reference rate, including individual securities, interest rates, currencies and related indexes. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments.

          In addition to the changes in the Fund's investment strategy discussed above, the Fund adopted the following non-fundamental investment policy: Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. If this policy is changed, the Fund will provide shareholders at least 60 days' notice before implementation of the change. Investments in exchange-traded funds and other investment funds which invest at least 80% of their assets in equity securities or have investment objectives or strategies of tracking equity market indices will be included as investments in equity securities for the purpose of this policy. Investments in derivative instruments with economic characteristics similar to equity securities or equity market indices will be included as investments in equity securities for purposes of this policy.

PRINCIPAL RISKS ASSOCIATED WITH THE FUND'S INVESTMENT STRATEGY

          Equity Securities and Related Market Risk. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of equity securities may also decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer's historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Equity securities generally have greater price volatility than bonds and other debt securities.

          Other Investment Companies Risk. The Fund may invest in securities of other open-or closed-end investment companies, including ETFs. In current market conditions, GPAM initialy expects to seek to obtain exposure to equity markets by investing primarily in exchange-traded funds. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

          Options Risk. There are various risks associated with the Fund's covered call option strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund's portfolio, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.

          The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option's expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

          There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, Analytic will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of common stocks and other securities held in the Fund's equity portfolio. However, this strategy involves significant risk that the changes in value of the indexes underlying the Fund's written call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns.

          There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. In the event that the Fund were unable to close out a call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise. To the extent that the Fund owns unlisted (or "over-the-counter") options, the Fund's ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

          The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund's capital appreciation potential on underlying securities held by the Fund.

          The Fund's use of purchased put options on equity indexes as a hedging strategy would involve certain risks similar to those of written call options, including that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the put option and changes in the market value of the Fund's portfolio securities. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the cash value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

          The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

          Derivatives Risk. Derivatives are subject to a number of risks such as liquidity risk, equity securities risk, issuer risk, interest rate risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, medium and smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives transactions are not otherwise available to the Fund for investment purposes.

          Proposed legislation regarding regulation of the financial sector could change the way in which derivative instruments are regulated and/or traded. Among the legislative proposals are requirements that derivative instruments be traded on regulated exchanges and cleared through central clearinghouses, limitations on derivative trading by certain financial institutions, reporting of derivatives transactions, regulation of derivatives dealers and imposition of additional collateral requirements. There can be no assurance Such regulation, if enacted, may impact the availability, liquidity and cost of derivative instruments. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

          The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See "Leverage Risk" below.

          Counterparty Risk. The Fund will be subject to risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances.

          Financial Leverage Risk. Use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses financial leverage. As a result, financial leverage may cause greater changes in the Fund's net asset value and returns than if financial leverage had not been used. The Fund will also have to pay interest on its indebtedness, if any, which may reduce the Fund's return. This interest expense may be greater than the

Fund's return on the underlying investment, which would negatively affect the performance of the Fund.

          During the time in which the Fund is utilizing financial leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize financial leverage because the fees paid will be calculated based on the Fund's Managed Assets, including proceeds of financial leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser and common shareholders. Common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of financial leverage, which means that common shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, any use of financial leverage must be approved by the Board of Trustees and the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Fund's use of financial leverage and the effect of financial leverage on the management of the Fund's portfolio and the performance of the Fund.

          Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund.

          Medium and Smaller Company Risk. The general risks associated with the types of securities in which the Fund invests are particularly pronounced for securities issued by companies with medium and smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of medium and smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities.

          Foreign Investment Risk. Investments in securities of foreign issuers involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. There may be less publicly available information about a foreign company than a U.S. company. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those standards applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. Similar foreign investment risks may apply to futures contracts and other derivative instruments in which the Fund invests that trade on foreign exchanges. The value of derivative and other instruments denominated in or that pay revenues in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such instruments held by the Fund. Foreign settlement procedures also may involve additional risks.

          ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

          Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

          Management Risk. The Fund is subject to management risk because it has an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund will invest in securities that the Sub-Adviser believes are undervalued or mispriced as a result of recent economic events, such as market dislocations, the inability of other investors to evaluate risk and forced selling. If the Sub-Adviser's perception of the value of a security is incorrect, your investment in the Fund may lose value.

          Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

          Recent Market Developments. Global financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The third and fourth quarters of 2009 witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. A return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on equity markets, which in turn, may adversely affect the Fund. The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund's portfolio. The Sub-Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets in the Fund's portfolio.

          Government Intervention in Financial Markets. The instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund's portfolio holdings.

          Legislation Risk. At any time after the date hereof, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Fund entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

          Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

MANAGEMENT OF THE FUND

          The portfolio management personnel of the Sub-Adviser who are primarily responsible for the day-to-day management of the Fund's portfolio are: Robert Daviduk, Managing Director and Senior Portfolio Manager of the Sub-Adviser; Jayson Flowers, Managing Director of the Sub-Adviser; Jamal Pesaran, Portfolio Sector Manager of the Sub-Adviser; Farhan Sharaff, Assistant Chief Investment Officer, Equities of the Sub-Adviser; and Scott Minerd, Chief Investment Officer of the Sub-Adviser. Robert Daviduk serves as the lead portfolio manager of the Fund. The portfolio management personnel primarily responsible for the day-to-day management of the Fund's portfolio are supported by a team of equity analysts and risk managers.

          Robert Daviduk. Bob Daviduk is a Managing Director and Senior Portfolio Manager in the fixed-income group at Guggenheim and has over 25 years of portfolio management experience. He is a member of the Portfolio Construction Group and is the lead portfolio manager for several client portfolios. Prior to joining Guggenheim in 2006, Mr. Daviduk was a Partner and COO at Global Fixed-Income Partners, LLC (2005-2006), a money manager and hedge fund. At Wells Capital Management (2002-2005), Mr. Daviduk was a Managing Director and headed several investment teams responsible for the management of $25 billion of fixed income assets across a full range of durations, asset classes and credit qualities. Before that, Mr. Daviduk was a Senior Vice President at Banc of America Capital

Management (1997-2002), where he headed the firm's structured product investments effort and earlier in his tenure he served as a portfolio generalist responsible for managing numerous portfolios with significant allocations to corporate and cross-over credits. Mr. Daviduk managed municipal, high-yield, investment-grade and non-dollar securities at Brown Brothers Harriman & Co. (1985-1990). Mr. Daviduk earned his MBA in Finance and International Business from New York University in 1992, where he graduated first in his class, and earned his BS in Business Administration and Accounting from Bucknell University in 1984.

          Jayson Flowers. Mr. Flowers joined the Sub-Adviser in 2001, and serves as the Managing Director of GPAM, heading Guggenheim's Equity and Derivative Strategies. Mr. Flowers has more than 15 years experience in the financial markets with concentration in risk management and trading across various sectors of the capital structure. His investment experience ranges in expertise from structured product investments and asset backed securities, to trading U.S. Government agencies, foreign sovereign debt, commodities, indexed futures, derivative and global equity arbitrage. Prior to working for the Sub-Adviser, Mr. Flowers was a co-founder and partner of Adventure Capital (1998-2001), a boutique venture capital and merchant banking company. Previously Mr. Flowers was at Credit Suisse First Boston (1995-1998), Dominick & Dominick Inc. (1993-1995), and Coopers & Lybrand (1993). Mr. Flowers holds a BA in Economics from Union College.

          Jamal Pesaran. Mr. Pesaran is a Portfolio Sector Manager covering equity and equity derivatives strategies. Prior to joining the Sub-Adviser, he was with Lehman Brothers (2005-2007) and then HSBC Securities (2007-2008) in equity derivatives sales covering hedge fund clients for the US and Pacific Rim markets. Mr. Pesaran was an options market-maker and portfolio manager from 1996-2004 notably with Goldman Sachs' Hull Trading Group (1998-2001) and UBS Investment Bank (2002-2004) in London and Frankfurt, respectively. Mr. Pesaran holds his MBA from UCLA Anderson Graduate School of Business and a Bachelor of Science degree in Economics from Bristol University (U.K.). Mr. Pesaran joined Guggenheim in 2008.

          Farhan Sharaff. Mr. Sharaff is the Assistant Chief Investment Officer, Equities of GPAM. Mr.Sharaff has more than 20 years of experience in investment research and investment management. Prior to joining the Sub-Adviser in June of 2009, he was a Partner and Chief Investment Officer at MJX Capital Advisors (2004-2009), a wealth management firm focused on providing advice and investment management for its clients, especially in the traditional and alternative asset classes. Prior to that, Mr. Sharaff served as the global Chief Investment Officer at CIGNA Corporation (2003-2004), Zurich Scudder Investments (1999-2003) and Citigroup (1984-1999). In all of the above engagements, Mr. Sharaff was responsible for research, investment management, product development and investment risk management. He was also a member of the business management teams at Citigroup and Zurich Scudder. Mr. Sharaff has a Bachelor of Science in Electrical Engineering from the University of Aston (U.K.) and an MBA in Finance from the Manchester Business School (U.K.). In addition, Mr. Sharaff sits on boards for CITIC Capital Asset Management, Clarfeld Financial Advisors, and Transparent Value Trust.

          Scott Minerd. Since 2001, Mr. Minerd has served as Chief Investment Officer of the Sub-Adviser, guiding the investment strategies of the sector portfolio managers. He was formerly a Managing Director with Credit Suisse First Boston in charge of trading and risk management for the Fixed Income Credit Trading Group (1994-1996). In this position, he was responsible for the corporate bond, preferred stock, money markets, U.S. government agency and sovereign debt, derivatives securities, structured debt and interest-rate swaps trading business units. Previously, Mr. Minerd was Morgan Stanley's London-based European Capital Markets Products Trading and Risk Manager responsible for Eurobonds, Euro-MTNs, domestic European Bonds, FRNs, derivative securities and money market products in 12 European currencies and Asian markets (1988-1994). Mr. Minerd has also held capital markets positions with Merrill Lynch (1983-1988) and Continental Bank (1982-1983) and was a Certified Public Accountant working for Price Waterhouse (1980-1982). Mr. Minerd holds a BS degree in Economics from the Wharton School, University of Pennsylvania and has completed graduate work at both the University of Chicago Graduate School of Business and the Wharton School, University of Pennsylvania.

ANALYTIC SUB-ADVISORY AGREEMENT

          Analytic previously served as the Fund's investment sub-adviser pursuant to the Analytic Sub-Advisory Agreement. The Analytic Sub-Advisory Agreement was most recently approved by the Board on September 29, 2009 and by shareholders of the Fund on February 18, 2010.

          On April 20, 2010 the Board approved the termination of the Analytic Sub-Advisory Agreement and the Adviser provided notice to Analytic of such termination, effective as of June 21, 2010.

INTERIM SUB-ADVISORY AGREEMENT

          Rule 15a-4 under the 1940 Act permits the Board (including a majority of the Independent Trustees) to approve and enter into the Interim Sub-Advisory Agreement pursuant to which GPAM may serve as investment sub-adviser to the Fund for up to 150 days from the termination of the Analytic Sub-Advisory Agreement, pending receipt of shareholder approval of the New Sub-Advisory Agreement.

          Based upon the considerations described below under "--Board Considerations," the Board, including the Independent Trustees, approved the Interim Sub-Advisory Agreement on April 20, 2010. The Interim Sub-Advisory Agreement was entered into and became effective on June 21, 2010, upon the termination of the Analytic Sub-Advisory Agreement. The compensation paid to

GPAM under the Interim Sub-Advisory Agreement is less than the compensation that would have been paid under the Analytic Sub-Advisory Agreement.

          There are no material differences between the terms of the Interim Sub-Advisory Agreement and the terms of the New Sub-Advisory Agreement, except that the Interim Sub-Advisory Agreement terminates upon the earlier of (i) the 150th day following the termination of the Analytic Sub-Advisory Agreement or
(ii) the effectiveness of the New Sub-Advisory Agreement.

NEW SUB-ADVISORY AGREEMENT

          It is proposed that the Fund, the Adviser and GPAM enter into the New Sub-Advisory Agreement, to become effective upon the date of shareholder approval. Under Section 15(a) of the 1940 Act, the New Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Trustees who are not "interested persons" of any party to the New Sub-Advisory Agreement, and (ii) the shareholders of the Fund. Based upon the considerations described below under "--Board Considerations," the Board, including all of the Independent Trustees, approved the New Sub-Advisory Agreement on April 20, 2010.

          Except as noted below, the terms of the New Sub-Advisory Agreement are substantially similar to the terms of the Analytic Sub-Advisory Agreement. A copy of the New Sub-Advisory Agreement is attached hereto as Appendix B and the description of the New Sub-Advisory Agreement is qualified in its entirety by reference to Appendix B.

          Under the New Sub-Advisory Agreement, pursuant to the oversight and supervision of the Adviser and the direction and control of the Board, GPAM will perform certain of the day-to-day operations of the Fund which may include one or more of the following services at the request of the Adviser: (i) managing the investment and reinvestment of the Fund's assets in accordance with the investment policies of the Fund; (ii) arranging for the purchase and sale of securities and other assets for the Fund; (iii) providing investment research and credit analysis concerning the Fund's assets; (iv) placing orders for purchases and sales of the Fund's assets; (v) maintaining the books and records as are required to support Fund investment operations; (vi) monitoring on a daily basis the investment activities and portfolio holdings relating to the Fund; and (vii) voting proxies relating to the Fund's portfolio securities in accordance with GPAM's proxy voting policies and procedures. At the request of the Adviser, GPAM will also, subject to the oversight and supervision of the Adviser and the direction and control of the Board, consult with the Adviser as to the overall management of the Fund's assets and the investment policies and practices of the Fund. The nature of the services to be performed by GPAM pursuant to the New Sub-Advisory Agreement are expected to be substantially similar to the services performed by Analytic under the Analytic Sub-Advisory Agreement.

          The initial term of the New Sub-Advisory Agreement will be a period of one year, upon approval by shareholders. The New Sub-Advisory Agreement shall continue from year to year after the initial term if approved annually
(i) by the

Board or the holders of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the Trustees who are not "interested persons" of any party to the New Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. These provisions of the New Sub-Advisory Agreement are substantially similar to the corresponding provisions of the Analytic Sub-Advisory Agreement.

          The New Sub-Advisory Agreement provides that GPAM will not be liable for any error of judgment or mistake of law or for any loss suffered by GPAM, the Adviser or by the Fund (including, without limitation, by reason of the purchase, sale or retention of any investments for the Fund) in connection with the performance of GPAM's obligations under this Agreement, except a loss resulting from GPAM's breach of fiduciary duty with respect to GPAM's receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the New Sub-Advisory Agreement. These provisions of the New Sub-Advisory Agreement are substantially similar to the corresponding provisions of the Analytic Sub-Advisory Agreement.

          The New Sub-Advisory Agreement provides that pursuant to a Trademark Sub-License Agreement between the Adviser and GPAM, GPAM has consented to the use by the Fund of the name or identifying word "Guggenheim" in the name of the Fund. Analytic had granted a similar consent in the Analytic Sub-Advisory Agreement.

          The New Sub-Advisory Agreement may be terminated by the Fund upon 60 days' notice to the Sub-Adviser provided that the termination is directed or approved by (i) the vote of a majority of the Board then in office or (ii) the vote of the holders of a majority of the voting securities of the Fund then outstanding and entitled to vote. The New Sub-Advisory Agreement may also be terminated by the Sub-Adviser upon 60 days' written notice to the Fund, and will terminate automatically upon any termination of the investment advisory agreement between the Fund and the Adviser. These provisions of the New Sub-Advisory Agreement are substantially similar to the corresponding provisions of the Analytic Sub-Advisory Agreement. Unlike the Analytic Sub-Advisory Agreement, the New Sub-Advisory Agreement will also terminate upon termination of the investment advisory agreement among the Fund and the Adviser.

SUB-ADVISORY FEE

          The investment advisory fee rate paid by the Fund is lower as a result of the Board's approval of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement. The Fund previously paid to the Adviser an investment advisory fee at an annual rate equal to 1.00% of the average daily value of the Fund's "total managed assets" (as defined below). Effective April 20, 2010, the Adviser and the Fund contractually agreed to a permanent 0.10% reduction in the advisory fee, such that the Fund pays to the Adviser an investment advisory fee at an annual rate equal to 0.90% of the average daily value of the Fund's "total managed assets." In addition, the Adviser and the Fund contractually agreed that commencing as of the date of the Interim Sub-Advisory Agreement and continuing during the term of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement and for so long as the investment sub-adviser of the Fund shall be an affiliated person of the Adviser, the Adviser shall waive an additional 0.10% of the advisory fee, such that the Fund pays to the Adviser an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund's "total managed assets."

          The Adviser pays the investment sub-advisory fee out of the advisory fee received by the Adviser. The Adviser previously paid to Analytic a sub-advisory fee equal to 0.50% of the Fund's "total managed assets." Pursuant to the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Adviser pays to GPAM a sub-advisory fee equal to 0.40% of the Fund's "total managed assets."

          "Total managed assets" is defined as (i) the net assets of the Fund (including assets attributable to any preferred shares that may be outstanding) plus (ii) any additional total assets of the Fund attributable to borrowings of money, the use of reverse repurchase agreements or dollar rolls or the issuance of debt securities (together "external borrowings"), without deducting liabilities representing external borrowings.

ADDITIONAL INFORMATION REGARDING GPAM

          Chief Executive Officer. The Chief Executive Officer of GPAM is Scott Minerd, 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401.

          Other Funds Advised by GPAM. As of the Record Date, GPAM acted as investment sub-adviser with respect to one other registered investment company having similar investment objectives as the Fund.


                                 MANAGED        SUB-ADVISORY
FUND                             ASSETS            FEE
---------------------------------------------------------------
Claymore/Guggenheim Strategic
Opportunities Fund ("GOF")    $231 million(1)    0.50%
-----------------------------
(1)  As of May 28, 2010.


          Relationships with the Fund. No officer or Trustee of the Fund is an officer, employee, director, general partner or shareholder of GPAM or has any material direct or indirect interest in GPAM or any other person controlling, controlled by or under common control with GPAM. Officers of the Fund, as disclosed herein under "Proposal 2: Election of Trustees--Executive Officers" are employees or officers of the Adviser, an affiliate of GPAM.

          No Trustee of the Fund had any material interest, direct or indirect, in any material transactions since January 1, 2009, or in any material proposed transactions, to which GPAM, or any affiliated person of GPAM, was or is to be a party.

          During the fiscal year ended December 31, 2009, the Fund paid the following fees to the Adviser, an affiliate of GPAM:

          Advisory fees: $1,775,699 (of which $887,849.50 was paid to Analytic as sub-advisory fees)

          Administration fees: $48,832

          The Fund will continue to pay advisory fees and administration fees to the Adviser following the effectiveness of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement.

          During the fiscal year ended December 31, 2009 the Fund paid no commissions to brokers affiliated with GPAM.

BOARD CONSIDERATIONS

          Selection of GPAM. In light of the Fund's underperformance relative to applicable benchmarks, following the October 2009 quarterly Board meeting the Board instructed Fund management to consider and evaluate various strategic alternatives for the Fund and to recommend to the Board a course of action to be considered. Among the alternatives examined by Fund management were liquidating and terminating the Fund, merging the Fund into another fund, continuing the Fund in its current format with the consideration of a tender offer and/or temporary fee waiver, and retaining a new investment adviser and/or sub-adviser. In evaluating the strategic alternatives presented by Fund management, factors considered by the Board over the course of a series of formal and informal meetings included the Fund's underperformance, the maintenance of the Fund's dividend, the level of investment risk and the utilization of the Fund's capital loss carryforward. Fund management had various discussions with the Board and/or the Board's Nominating and Governance Committee (sometimes referred to as the "Committee" and consisting solely of the Independent Trustees) regarding the strategic alternatives and responded to requests from the Committee and counsel to the Independent Trustees for additional information. Over the course of the evaluation process, the Board received and considered information and proposals from the Adviser, Analytic, Old Mutual Capital ("OmCap"), a subsidiary of Analytic's parent company, Old Mutual (US) Holdings Inc., and from GPAM.

          At a meeting held on January 20, 2010, each of the Adviser, OmCap and Analytic presented to the Board its respective proposal related to strategic alternatives for the Fund. The Board considered the presentations of each of the Adviser, OmCap and Analytic, and discussed the presentations both in executive session and with representatives of each of the Adviser, OmCap and Analytic. Following that meeting, the Committee requested that each of the Adviser and OmCap prepare and present proposals regarding the ongoing management of the Fund, including recommendations for changes in investment strategy desirable to manage an equity fund that generates income, proposed managers to be considered as investment sub-advisers and information on the selection process for recommending proposed managers. The Committee considered the presentations of each of the Adviser and OmCap at a meeting held on March 24, 2010, discussing the presentations both in executive session and with representatives of each of the Adviser and OmCap.

          The Adviser provided to the Committee an analysis of three potential equity income investment strategies, which included long/short, 130/30 and covered call strategies. The Adviser also described its systematic screening process of the universe of potential managers. After reviewing Zephyr, Morningstar/Fundamental Data, eVestment Alliance and Bloomberg to establish the universe of potential managers, the Adviser commissioned its affiliate, Asset Consulting Group, to utilize its proprietary database to further screen potential managers. The Adviser then eliminated sector-specific strategies, narrowly-focused strategies and strategies with poor historic performance. The Adviser evaluated each remaining manager's performance with an emphasis placed on attractive risk-adjusted returns and identified a preliminary list of managers on which to perform additional analysis and ascertain their ability and willingness to serve as investment sub-adviser to the Fund. The Adviser's additional analysis considered performance and volatility metrics, experience, capabilities and fees. Based on this analysis, the Adviser generated a list of potential managers and a recommended manager in each category of long/short, 130/30 and covered call strategy.

          OmCap provided the Board with information about its organization and resources, its personnel and its ability to serve as investment adviser to the Fund. In its presentation OmCap stated its belief that the Fund's investment objective and current strategy should be maintained and offered a proposed management fee reduction combined with elimination of the administrative services contract for an overall reduction in operating expenses. OmCap's proposal also noted enhanced after-market coverage and proposed a reduction of the Fund's dividend to utilize the Fund's capital loss carryforward. OmCap discussed its experience in overseeing sub-advisers. OmCap provided information regarding its screening process and a number of potential 130/30 managers considered pursuant to its screening process. OmCap discussed with the Board the due diligence process that it would conduct with respect to such managers if it were to be appointed as the Fund's investment adviser.

          In light of the combined goals of improving the Fund's performance, maintaining the Fund's dividend, potentially stabilizing and growing the Fund's net asset value and allowing effective utilization of the Fund's capital loss carryforward and based upon its evaluation of the Adviser's and OmCap's presentations, the Committee determined by a majority vote not to recommend replacement of the investment adviser. Thereafter, the Adviser further analyzed the three potential investment strategies presented and subsequently recommended to the Board that the Fund be managed using GPAM's covered call strategy and that GPAM be retained as the Fund's new investment sub-adviser. The Committee requested additional information regarding the proposed sub-advisory arrangements with GPAM, including GPAM's portfolio management personnel, the proposed fee structure and the proposed transition plan for the appointment of GPAM, including costs associated with the transition and the allocation of such costs. The Committee requested that additional information regarding the Adviser's due diligence review and selection of GPAM be provided in light of GPAM's affiliation with the Adviser.

          The Committee met on April 7, 2010 and April 14, 2010 and the Board met on April 19-20, 2010 to review the additional materials provided by the Adviser and GPAM. The Board noted that each of GPAM and the Adviser is a wholly-owned subsidiary of Guggenheim, a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses. The Board also considered the fact that the total management fees paid by the Fund will be lower if the New Sub-Advisory Agreement with GPAM is approved.

          Board Approval of Interim Sub-Advisory Agreement and New Sub-Advisory Agreement. On April 20, 2010, the Board, including the Independent Trustees, considered the approval of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement. The Board's consideration included a unanimous recommendation from the Committee that it was in the best interests of the Fund to approve the termination of the Analytic Sub-Advisory Agreement and to approve the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement with GPAM.

          As part of its review and recommendation process, the Committee was represented by independent legal counsel. The Board and the Committee reviewed materials received from the Adviser, GPAM and independent legal counsel in connection with the January 20-21, 2010, April 19-20, 2010 Board meetings and information received by the Committee at meetings held on March 24, 2010, April 7, 2010 and April 14, 2010.

          During its meetings the Board considered various strategic alternatives for the Fund in light of the Fund's underperformance relative to applicable benchmarks. Among the alternatives considered but not selected by the Board were liquidation and termination of the Fund, continuation of the Fund with the implementation of a tender offer, implementation of a temporary fee waiver, merger into another fund, and termination of the current investment adviser and appointment of a new investment adviser.

          The Board determined that it was in the best interests of the Fund to terminate the Analytic Sub-Advisory Agreement and to approve the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement with GPAM. In reaching the conclusion to approve the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement with GPAM, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors, including the following.

          With respect to the nature, extent and quality of services to be provided by GPAM, the Board considered the qualifications, experience and skills of GPAM's portfolio management and other key personnel. The Board considered GPAM's ability to seek to achieve the Fund's investment objective of seeking a high level of current income and gains with a secondary objective of long-term capital appreciation, and noted information provided by the Adviser regarding GPAM's performance relative to the performance of other advisers and funds employing a covered call strategy. The Board considered the close collaboration between the Adviser and GPAM, an affiliate of the Adviser, in re-examining the Fund's investment strategy to allow the effective utilization of the capital loss carryforward, maintenance of the dividend and the potential to stabilize and grow the Fund's net asset value. The Board also considered that the Adviser and GPAM intended that the Fund employ leverage, likely with a credit facility.

          In evaluating investment performance, the Board reviewed information provided by the Adviser including the return of GPAM's covered call strategy, over the one, three and five year periods ended March 31, 2010 compared to the returns of other open-end and closed-end covered call funds and the return of the S&P 500 Index and the CBOE S&P 500 BuyWrite Index for the same periods.

          The Board reviewed the sub-advisory fee proposed to be paid by the Adviser to GPAM and compared it to the fees charged by GPAM to other accounts with investment strategies comparable to the strategy proposed for the Fund. The Board considered that the Adviser had proposed to contractually lower the advisory fee by .10% and to lower the advisory fee by an additional .10%, as long as an affiliate of the Adviser served as sub-adviser to the Fund, for a net fee on managed assets of .80%.

          With respect to the costs of services to be provided and profits to be realized by GPAM from its relationship with the Fund, the Board reviewed information regarding the projected revenues GPAM expects to receive under the New Sub-Advisory Agreement and estimated direct and indirect allocated expenses of GPAM in providing services under the New Sub-Advisory Agreement.

          The Board considered that the Adviser had agreed that it, and not the shareholders' would bear the expenses of seeking shareholder approval of the change in sub-adviser.

          The Board reviewed the extent to which economies of scale with respect to the sub-advisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the relatively fixed nature of closed-end fund assets, the Committee did not anticipate significant economies of scale.

          The Board considered other benefits to be derived by GPAM from its relationship with the Fund. The Board noted GPAM's statement that it does not enter into soft dollar arrangements and that it is not aware of any other benefits from its relationship with the Fund other than it is an affiliate of the Adviser.

          Overall Conclusions. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement is fair and reasonable and that the approval of each of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement is in the best interests of the Fund, taking into consideration the costs of services to be provided and profit realized, economies of scale and other benefits to GPAM.

SHAREHOLDER APPROVAL

          The New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the outstanding voting securities of the Fund entitled to vote thereon present at the Annual Meeting or represented by proxy, provided that the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Abstentions will have the same effect as votes against Proposal 1. "Broker non-votes" (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against Proposal 1.

BOARD RECOMMENDATION

          The Board, including all of the Independent Trustees, recommends that you vote "FOR" the approval of the New Sub-Advisory Agreement.

PROPOSAL 2: ELECTION OF TRUSTEES

          The Fund's Shares are listed on the NYSE, which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Fund are being asked to elect two Trustee as Class II Trustees (Mr. Steven D. Cosler and Mr. Robert M. Hamje are the nominees) to serve until the Fund's 2013 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

COMPOSITION OF THE BOARD OF TRUSTEES

          The Trustees of the Fund are classified into three classes: Class I Trustees, Class II Trustees and Class III Trustees.

          CLASS I TRUSTEES

          Mr. Matthew J. Appelstein and Mr. Randall C. Barnes are the Class I Trustees. The term of the Class I Trustees of the Fund will continue until the Fund's 2012 annual meeting of shareholders or until successors shall have been elected and qualified.

          CLASS II TRUSTEES

          Mr. Steven D. Cosler and Mr. Robert M. Hamje are the Class II Trustees. Mr. Cosler and Mr. Hamje are standing for election at the Annual Meeting. If elected, the term of the Class II Trustees will continue until the Fund's 2013 annual meeting of shareholders or until successors shall have been elected and qualified.

          CLASS III TRUSTEES

          Mr. L. Kent Moore, Mr. Ronald A. Nyberg and Mr. Ronald E. Toupin, Jr. are the Class III Trustees. The term of the Class I Trustees of the Fund will continue until the Fund's 2011 annual meeting of shareholders or until successors shall have been elected and qualified.

          Generally, the Trustees of only one class are elected at each annual meeting of shareholders, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. Each trustee nominee elected at the annual meeting as a Class II Trustee of the Fund will hold office until the Fund's 2013 annual meeting of shareholders or until his successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR ALL" of the trustee nominees named above. Each trustee nominee nominated by the Board has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

TRUSTEES

          Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The "interested" Trustees (as defined in Section 2(a)(19) of the 1940 Act) are indicated below. Independent Trustees are those who are not interested persons of the Fund, the Fund's investment adviser, Claymore Advisors, LLC ("Claymore" or the "Adviser"), or the Fund's sub-adviser, and comply with the definition of "independent" (as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended) (the "Independent Trustees").

          The Fund is part of a fund complex (referred to herein as the "Fund Complex") that consists of U.S. registered investment companies advised or serviced by the Adviser or its affiliates. As of the date of this Proxy Statement, the Fund Complex is composed of 14 closed-end funds, including the Fund, and 35 exchange-traded funds. The Fund Complex is overseen by multiple boards of trustees.



                               TERM OF
                               OFFICE(2)                                            NUMBER OF
                                AND                                                PORTFOLIOS IN      OTHER
                    POSITION   LENGTH                                              FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS(1)    HELD WITH  OF TIME        PRINCIPAL OCCUPATION                 OVERSEEN BY       HELD BY
AND YEAR OF BIRTH     FUND     SERVED       DURING THE PAST FIVE YEARS               TRUSTEE         TRUSTEE
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
Randall C. Barnes   Trustee   Trustee    Private Investor. Formerly, Senior Vice        45      None.
Year of birth: 1951           since 2005 President & Treasurer (1993-1997),
                                         President, Pizza Hut International
                                         (1991-1993) and Senior Vice President,
                                         Strategic Planning and New Business
                                         Development (1987-1990) of PepsiCo, Inc.

Steven D.           Trustee   Trustee    Formerly, President (2001-2005),                2      Director, Cydex
Cosler(3)                     since 2005 Chief Executive Officer and Director                   Pharmaceuticals,
Year of birth: 1955                      (2002-2005), Chief Operating Officer                   Inc. (2005-
                                         (2000-2002) and Executive Vice                         present),
                                         President (1997-2001) of Priority                      CCS Medical
                                         Healthcare Corporation.                                (2006-2010),
                                                                                                Access Mediquip
                                                                                                (2006-present),
                                                                                                SXC Health
                                                                                                Solutions
                                                                                                (2007-present),
                                                                                                CareCentrix
                                                                                                (2008-present),
                                                                                                Healthplan
                                                                                                Holdings
                                                                                                (2008-present)

Robert M.           Trustee   Trustee    Formerly, President and Chief                   2      Trustee, funds
Hamje(3)                      since 2004 Investment Officer of TRW                              in the Old
Year of birth: 1942                      Investment Management Company                          Mutual Advisor
                                         (1990-2003).                                           fund complex
                                                                                                (2004 -present).

                                       32

                               TERM OF
                               OFFICE(2)                                             NUMBER OF
                                AND                                                PORTFOLIOS IN      OTHER
                    POSITION    LENGTH                                             FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS(1)    HELD WITH  OF TIME        PRINCIPAL OCCUPATION                 OVERSEEN BY       HELD BY
AND YEAR OF BIRTH     FUND      SERVED       DURING THE PAST FIVE YEARS               TRUSTEE         TRUSTEE
---------------------------------------------------------------------------------------------------------------
L. Kent Moore       Trustee   Trustee    Owner, Eagle River Ventures, LLC                2      Trustee, funds
Year of birth: 1955           since 2004 (1999-present). Previously, Partner                    in the Old
                                         at WillSource Enterprise                               Mutual Advisor
                                         (2005-2006), Managing Director                         fund complex
                                         High Sierra Energy L.P.                                (2004-present),
                                         (2004-2005), Portfolio Manager                         American
                                         and Vice President of Janus                            Midstream
                                         Capital Corp. (2000-2002) and                          Partners, LLC
                                         Senior Analyst/Portfolio Manager                       (2009-present)
                                         of Marsico Capital Management
                                         (1997-1999). Director American
                                         Midstream Partners, LLC (2009-present).

Ronald A. Nyberg    Trustee   Trustee    Partner of Nyberg & Cassioppi, LLC, a          47      None.
Year of birth: 1953           since 2004 law firm specializing in Corporate Law,
                                         Estate Planning and Business Transactions
                                         (2000-present). Formerly, Executive Vice
                                         President, General Counsel and Corporate
                                         Secretary of Van Kampen Investments
                                         (1982-1999).

Ronald E.           Trustee   Trustee    Formerly, Vice President,                      44      None.
Toupin, Jr.                   since 2004 Manager and Portfolio Manager of Nuveen
Year of birth: 1958                      Asset Management (1998-1999), Vice President
                                         of Nuveen Investment Advisor Corporation
                                         (1992-1999), Vice President and Manager
                                         of Nuveen Unit Investment Trusts (1991-1999)
                                         and Assistant Vice President and Portfolio
                                         Manager of Nuveen Unit Investment Trusts
                                         (1988-1999), each of John Nuveen &
                                         Company, Inc. (1982-1999).

INTERESTED TRUSTEES:
Matthew J.                    Trustee    Executive Vice President, head of Sales         2      Trustee, funds
Appelstein+                   since 2005 and Marketing, Old Mutual Asset                        in the Old
Year of birth: 1961                      Management (2003-present).                             Mutual Advisor
                                                                                                fund complex.

----------
+ "Interested person" of the Fund as defined in the 1940 Act. Mr. Appelstein is an interested person of the Fund because he is an officer of Old Mutual Asset Management, the parent company of Analytic.

(1) The business address of each Trustee of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2) Each Trustee is generally expected to serve a three year term concurrent with the class of Trustees for which he serves.

(3)  Nominee for election as a Trustee at the Annual Meeting.


TRUSTEE QUALIFICATIONS

          The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for each Independent Trustee, a demonstrated willingness to take an independent and questioning view of management.

          The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this proxy statement, that each Trustee should serve as a Trustee in light of the Fund's business and structure. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert in such area.

          Matthew J. Appelstein. Mr. Appelstein has served as a Trustee of the Fund and another fund in the Claymore Fund Complex since 2005. Through his service as a Trustee of the Fund, his service on other public company boards, including other investment company boards, his experience as Executive Vice President of Old Mutual Asset Management, an investment services company, and his prior experience, including Senior Vice President of Fidelity Management Trust Company, also an investment services company, Mr. Appelstein is experienced in financial, investment, technology and regulatory matters.

          Randall C. Barnes. Mr. Barnes has served as a Trustee of the Fund and other funds in the Claymore fund complex since 2003. Mr. Barnes also serves on the board of certain Claymore sponsored Canadian funds. Through his service as a Trustee of the Fund and as chairman of the Audit Committee, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc., and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

          Steven D. Cosler. Mr. Cosler has served as a Trustee of the Fund and another fund in the Claymore Fund Complex since 2005. Through his service as a Trustee of the Fund, his service on other public and private company boards, and his prior experience, including President and Chief Executive Officer of Priority Healthcare Corporation, Mr. Cosler is experienced in financial, investment and regulatory matters.

          Robert M. Hamje. Mr. Hamje has served as a Trustee of the Fund and another fund in the Claymore Fund Complex since 2004. Through his service as a Trustee of the Fund, his service on other public company boards, including funds in another investment company complex, and his prior experience, including President and Chief Investment Officer of TRW Investment Management Company, Mr. Hamje is experienced in financial, investment and regulatory matters.

          L. Kent Moore. Mr. Moore has served as a Trustee of the Fund and another fund in the Claymore Fund Complex since 2004. Through his service as a Trustee of the Fund and funds in another investment company complex and his experience as an analyst, portfolio manager and principal at both Janus Capital and Marsico Capital Management, Mr. Moore is experienced in financial, investment and regulatory matters.

          Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of the Fund and other funds in the Claymore Fund Complex since 2003. Through his service as a Trustee of the Fund and as chairman of the Nominating & Governance Committee, his professional training and experience as an attorney and partner of a law firm,

Nyberg & Cassioppi LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

          Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of the Fund and other funds in the Claymore Fund Complex since 2003. Through his service as a Trustee of the Fund and as chairman of the Board, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

          Each Trustee also now has considerable familiarity with the Fund, the Adviser, and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of the Fund.

EXECUTIVE OFFICERS

          The following information relates to the executive officers of the Fund who are not Trustees. The Fund's officers receive no compensation from the Fund but may also be officers or employees of the Adviser, the Sub-Adviser or affiliates of the Adviser or the Sub-Adviser and may receive compensation in such capacities.

                               TERM OF
                              OFFICE(2) AND
                                LENGTH
NAME, ADDRESS(1)               OF TIME           PRINCIPAL OCCUPATION DURING
AND YEAR OF BIRTH   TITLE       SERVED                THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------
J. Thomas Futrell   Chief      Since 2008   Senior Managing Director, Chief Investment
Year of birth: 1955 Executive               (2008-present) Officer of Claymore Advisors,
                    Officer                 LLC and Claymore Securities, Inc.; Chief
                                            Executive Officer of certain funds in the Fund
                                            Complex. Formerly, Managing Director in
                                            charge of Research (2000-2007) for Nuveen
                                            Asset Management.

Kevin M.            Chief      Since 2008   Senior Managing Director, General Counsel
Robinson            Legal                   and Corporate Secretary (2007-present)
Year of birth: 1959 Officer                 of Claymore Advisors, LLC and Claymore
                                            Securities, Inc.; Chief Legal Officer of certain
                                            funds in the Fund Complex. Formerly,
                                            Associate General Counsel (2000-2007) of
                                            NYSE Euronext, Inc. Formerly, Archipelago
                                            Holdings, Inc. Senior Managing Director and
                                            Associate General Counsel (1997-2000) of
                                            ABN Amro Inc. Formerly, Senior Counsel in
                                            the Enforcement Division (1989-1997) of the
                                            U.S. Securities and Exchange Commission.

                                       35

                                TERM OF
                              OFFICE(2) AND
                                LENGTH
NAME, ADDRESS(1)                OF TIME          PRINCIPAL OCCUPATION DURING
AND YEAR OF BIRTH    TITLE       SERVED                THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------
Steven M. Hill       Chief       Since 2004  Senior Managing Director of Claymore
Year of birth: 1964  Financial               Advisors, LLC and Claymore Securities, Inc.
                     Officer,                (2005- present). Formerly,Chief Financial
                     Chief                   Officer (2005-2006) Claymore Group Inc.
                     Accounting              Managing Director of Claymore Advisors,
                     Officer and             LLC and Claymore Securities, Inc. (2003-
                     Treasurer               2005). Previously, Treasurer of Henderson
                                             Global Funds and Operations Manager for
                                             Henderson Global Investors (NA) Inc., (2002-
                                             2003); Managing Director, FrontPoint Partners
                                             LLC (2001- 2002); Vice President, Nuveen
                                             Investments (1999-2001); Chief Financial
                                             Officer, Skyline Asset Management LP,
                                             (1999); Vice President, Van Kampen
                                             Investments and Assistant Treasurer, Van
                                             Kampen mutual funds (1989-1999).

Bruce Saxon          Chief       Since 2006  Vice President - Fund Compliance Officer of
Year of birth: 1957  Compliance              Claymore Securities, Inc. (2006-present). Chief
                     Officer                 Compliance Officer of certain funds in the
                                             Fund Complex. Chief Compliance
                                             Officer/Assistant Secretary of Harris
                                             Investment Management, Inc. (2003-2006).
                                             Director-Compliance of Harrisdirect LLC
                                             (1999-2003).

Mark E. Mathiasen    Secretary   Since 2008  Vice President; Assistant General Counsel of
Year of birth: 1978                          Claymore Group, Inc. (2007-present).
                                             Secretary of certain funds in the Fund
                                             Complex. Previously, Law Clerk, Idaho State
                                             Courts (2003-2006).

Elizabeth H.         Assistant   Since 2009  Assistant General Counsel of Claymore Group
Hudson               Secretary               Inc. (2009-present). Assistant Secretary of
Year of birth: 1980                          certain funds in the Fund Complex. Previously,
                                             associate at Bell, Boyd & Lloyd LLP (nka
                                             K&L Gates LLP) (2007-2008). J.D.,
                                             Northwestern University (2004-2007).

James Howley         Assistant   Since 2007  Vice President, Fund Administration of
Year of birth: 1972  Treasurer               Claymore Securities, Inc. (2004-present).
                                             Assistant Treasurer of certain funds in the Fund
                                             Complex. Previously, Manager, Mutual Fund
                                             Administration of Van Kampen Investments,
                                             Inc. (1996-2004).

Donald P. Swade      Assistant   Since 2008  Vice President, Fund Administration (2006-
Year of birth: 1972  Treasurer               present) of Claymore Advisors, LLC and
                                             Claymore Securities, Inc.; Assistant Treasurer
                                             of certain funds in the Fund Complex.
                                             Formerly, Manager-Mutual Fund Financial
                                             Administration (2003-2006) for Morgan
                                             Stanley/Van Kampen Investments.

                                       36

                               TERM OF
                              OFFICE(2) AND
                                LENGTH
NAME, ADDRESS(1)               OF TIME           PRINCIPAL OCCUPATION DURING
AND YEAR OF BIRTH    TITLE       SERVED                THE PAST FIVE YEARS
------------------------------------------------------------------------------------------
Mark J. Furjanic     Assistant  Since 2008   Vice President, Fund Administration-Tax
Year of birth: 1959  Treasurer               (2005-present) of Claymore Advisors, LLC and
                                             Claymore Securities, Inc.; Assistant Treasurer
                                             of certain funds in the Fund Complex.
                                             Formerly, Senior Manager (1999-2005) for
                                             Ernst & Young LLP

Melissa J. Nguyen    Assistant  Since 2006   Vice President, Assistant General Counsel of
Year of birth: 1978  Secretary               Claymore Group, Inc. (2005-present).
                                             Secretary of certain funds in the Fund
                                             Complex. Formerly, Associate, Vedder Price
                                             P.C. (2003-2005).

----------
(1) The business address of each officer of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2) Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


BOARD LEADERSHIP STRUCTURE

          The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund's day-today operations are managed by the Adviser, the Sub-Adviser and other service providers who have been approved by the Board. The Board is currently comprised of seven Trustees, six of whom (including the chairperson) are Independent Trustees and one of whom is classified as an interested person of the Fund ("Interested Trustee"). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

          The Board has appointed an Independent Trustee as chairperson, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the trustees and management. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers, review the Fund's financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Trustee as chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund.

BOARD COMMITTEES

          The Trustees have determined that the efficient conduct of the Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee and the Nominating and Governance Committee.

          Audit Committee. The Board has an Audit Committee, which is composed of Randall C. Barnes, Steven D. Cosler, Robert M. Hamje, L. Kent Moore, Ronald
A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is "independent" as defined by NYSE listing standards. Mr. Barnes serves as chairperson of the Audit Committee.

          The Audit Committee is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund's independent registered public accounting firm. Each member of the Audit Committee is an Independent Trustee as defined above and also meets the additional independence requirements for audit committee members as defined by NYSE listing standards.

          The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on April 20, 2010 (the "Audit Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund's Audit Committee Charter is attached as Appendix A hereto.

          The Audit Committee presents the following report on behalf of the
          Fund:

          The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund's independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Independence Standards Board Standard No. 1 and has discussed with the Fund's independent registered public accounting firm the independence of the Fund's independent registered public accounting firm and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal year.

          Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Steven D. Cosler, Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is

"independent" as defined by NYSE listing standards. Mr. Nyberg serves as chairperson of the Nominating and Governance Committee.

          The Nominating and Governance Committee is governed by a written charter, the most recent version of which was approved by the Board on April 16, 2009 (the "Nominating and Governance Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund's Nominating and Governance Committee Charter was attached as Appendix A to the Fund's 2009 proxy statement.

          The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the Board and recommends the appointment of members and chairs of each committee of the Board, (ii) reviews policy matters affecting the operation of the Board and committees of the Board, (iii) periodically evaluates the effectiveness of the Board and committees of the Board and (iv) oversees the contract review process, including review of the Fund's advisory agreements and other contracts with affiliated service providers. In considering Trustee nominee candidates, the Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) availability and commitment of a candidate to attend meetings and perform the responsibilities of a Trustee, relevant experience, educational background, financial expertise, the candidate's ability, judgment and expertise and overall diversity of the Board's composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to) such Fund's Trustees, officers, investment advisers and shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as a Trustee after such person has reached the age of seventy-two (72), unless such person is an "interested person" of such Fund as defined in the 1940 Act. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

          A Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the Fund as such term is defined under the 1940 Act; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.

          The Nominating and Governance Committee will consider Trustee candidates recommended by the Fund's shareholders. The Nominating and

Governance Committee will consider and evaluate Trustee nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

          In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board's composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

          To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the "Procedures for Shareholders to Submit Nominee Candidates" that are set forth as Appendix B to the Nominating and Governance Committee Charter, which was attached as Appendix A to the Fund's 2009 proxy statement. Shareholder recommendations must be sent to the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

          The nominees for election at the Annual Meeting currently serve as Trustees and were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee.

BOARD'S ROLE IN RISK OVERSIGHT

          Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund's investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee reports its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under the Board's supervision, the officers of the Fund, the Adviser, the Sub-Adviser and other service providers to the Fund also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board's periodic review of the Fund's advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of the service providers' operations and the functions for which they are responsible.

          The Board requires officers of the Fund to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Fund's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Fund's Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Fund's compliance program. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Fund's performance. In addition, the Board receives reports from the Adviser and Sub-Adviser on the investments and securities trading of the Fund. With respect to valuation, the Board oversees a pricing committee comprised of Fund officers and Adviser personnel and has approved Fair Valuation procedures applicable to valuing the Fund's securities, which the Board and the Audit Committee periodically review. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

SHAREHOLDER COMMUNICATIONS

          Shareholders and other interested parties may contact the Board or any Trustee by mail. To communicate with the Board or any Trustee, correspondence should be addressed to the Board of Trustees or the Trustee with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

          As of May 14, 2010, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:


                                                AGGREGATE DOLLAR RANGE OF
                      DOLLAR RANGE OF EQUITY   EQUITY SECURITIES OVERSEEN BY
NAME OF TRUSTEE       SECURITIES IN THE FUND   TRUSTEE IN THE FUND COMPLEX
--------------------------------------------------------------------------
Independent Trustees:
Randall C. Barnes         Over $100,000             Over $100,000
Steven D. Cosler              None                 $10,001-$50,000
Robert M. Hamje               None                 $10,001-$50,000
L. Kent Moore                 None                  Over $100,000
Ronald A. Nyberg            $1-$10,000              Over $100,000
Ronald E. Toupin, Jr.         None                       None

Interested Trustees:
Matthew Appelstein            None                       None


          As of May 14, 2010, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of the Fund.

BOARD MEETINGS

          During the Fund's fiscal year ended December 31, 2009, the Board held 6 meetings, the Audit Committee held 3 meetings and the Nominating and Governance Committee held 5 meetings.

          Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the Fund's fiscal year ended

December 31, 2009. It is the Fund's policy to encourage Trustees to attend annual meetings of shareholders.

TRUSTEE COMPENSATION

          The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Adviser, a Sub-Adviser or their respective affiliates and pays an additional annual fee to the chairman of the Board and the chairman of any committee of the Board. The following table provides information regarding the compensation of the Fund's Trustees for the Fund's fiscal year ended December 31, 2009. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this proxy statement.


                      COMPENSATION      TOTAL COMPENSATION
NAME OF TRUSTEE(1)    FROM THE FUND   FROM THE FUND COMPLEX
---------------------------------------------------------
Randall C. Barnes        $26,000           $251,750
Steven D. Cosler         $24,000            $48,000
Robert M. Hamje          $23,000            $47,000
L. Kent Moore            $24,500            $50,000
Ronald A. Nyberg         $26,000           $357,875
Ronald E. Toupin, Jr.    $29,000           $301,375
----------
(1) Trustees not eligible for compensation are not included in the above table.

SHAREHOLDER APPROVAL

          The affirmative vote of a plurality of the Shares voted is necessary to elect a Trustee of the Fund. The holders of the Shares will have equal voting rights (i.e. one vote per Share). Votes withheld and "broker non-votes" (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and
(ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on the proposal.

BOARD RECOMMENDATION

          The Board, including the Independent Trustees, unanimously recommends that you vote "FOR ALL" of the nominees for the Board of Trustees (Mr. Steven
D. Cosler and Mr. Robert M. Hamje).

ADDITIONAL INFORMATION

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

          Thirty percent (30%) of the Shares of the Fund entitled to vote on the proposal must be present in person or by proxy to have a quorum for the Fund to conduct business at the Annual Meeting. Votes withheld and broker non-votes will be counted as Shares present at the Annual Meeting for quorum purposes.

          The Board has fixed the close of business on May 14, 2010 as the Record Date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by the Fund for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

          Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote your proxy via telephone or the Internet so your Shares will be represented at the Annual Meeting. Information regarding how to vote your proxy via telephone or the Internet is included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders' respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. You may contact the Fund's proxy information line at
(866) 416-0552 to obtain directions to the site of the Annual Meeting.

          All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. IF YOU SIGN THE PROXY CARD, BUT DON'T FILL IN A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies' discretion.

          Shareholders who execute proxy cards or vote proxies via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

          Broker-dealer firms holding Shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposals. Under current interpretations of the New York Stock Exchange (the "NYSE"), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer's Shares on Proposal 1. Broker-dealers who are not members of the

NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker and record your voting instructions.

          You may contact the Fund's proxy information line at (866) 416-0552 with any questions about the Proxy Statement or with questions about how to cast your vote.

ADVISER

          Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois 60532, acts as the Fund's investment adviser. As of March 31, 2010, Claymore entities have provided supervision, management and/or servicing on approximately $15.9 billion in assets through closed-end funds, unit investment trusts and exchange-traded funds. Claymore Advisors, LLC is a wholly-owned subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $100 billion in assets under supervision. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

ADMINISTRATOR

          Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois 60532, serves as the Fund's administrator.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Ernst & Young LLP ("E&Y") has been selected as the independent registered public accounting firm for the Fund by the Audit Committee of the Fund and approved by a majority of the Fund's Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the Fund's current fiscal year. The Fund does not know of any direct or indirect financial interest of E&Y in the Fund.

          Representatives of E&Y will be available to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions if necessary.

AUDIT FEES

          The aggregate fees billed to the Fund by E&Y for professional services rendered for the audit of the Fund's annual financial statements for the Fund's fiscal year ended December 31, 2009 were approximately $41,500 and for the Fund's fiscal year ended December 31, 2008 were approximately $41,500.

AUDIT-RELATED FEES

          The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with the Fund's registration statements, comfort letters and consents) for the Fund's fiscal year ended December 31, 2009 were $0 and for the Fund's fiscal year ended December 31, 2008 were $0. E&Y did not perform any other assurance and related services that were required to be approved by the Fund's Audit Committee for such periods.

TAX FEES

          The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by E&Y in connection with the Fund's excise tax calculations and review of the Fund's tax returns) for the Fund's fiscal year ended December 31, 2009 were approximately $6,000 and for the Fund's fiscal year ended December 31, 2008 were approximately $6,000. E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund's Audit Committee for such periods.

ALL OTHER FEES

          Other than those services described above, E&Y did not perform any other services on behalf of the Fund for the Fund's fiscal year ended December 31, 2009 and for the Fund's fiscal year ended December 31, 2008.

AGGREGATE NON-AUDIT FEES

          The aggregate non-audit fees billed by E&Y for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (not including a sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the Fund for the Fund's fiscal year ended December 31, 2009 were approximately $6,000 and for the Fund's fiscal year ended December 31, 2008 were approximately $6,000.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

          As noted above, the Audit Committee is governed by the Audit Committee Charter, which is attached as Appendix A hereto, which includes Pre-Approval Policies and Procedures in Section IV of such Charter. Specifically, sections IV.C.2 and IV.C.3 of the Audit Committee Charter contain the Pre-Approval Policies and Procedures and such sections are included below.


          IV.C.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

               (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

          IV.C.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any nonaudit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

               (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

          The Audit Committee has pre-approved all audit and non-audit services provided by E&Y to the Fund, and all non-audit services provided by E&Y to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations of the Fund for the fiscal years ended December 31, 2009 and December 31, 2008.

          None of the services described above for the Fund's fiscal years ended December 31, 2009 and December 31, 2008 were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

PRINCIPAL SHAREHOLDERS

          As of the Record Date, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund, except as listed below:


                                      CLASS OF    SHARE     PERCENTAGE
SHAREHOLDER NAME AND ADDRESS          SHARES     HOLDINGS     OWNED
------------------------------------------------------------------------
First Trust Portfolios, L.P.
   First Trust Advisors L.P.      common shares  1,901,049    10%(1)
   The Charger Corporation
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187


(1) Based on information obtained from a Form 13G/A filed with the SEC on February 28, 2010.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 30(h) of the 1940 Act require the Fund's officers and

Trustees, certain officers of the Fund's investment adviser, affiliated persons of the Fund's investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon the Fund's review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for the Fund's fiscal year ended December 31, 2009, all filings applicable to such persons were completed and filed in a timely manner, except as follows: a Form 4 relating to the disposition of shares by Randall C. Barnes was inadvertently filed late.

PRIVACY PRINCIPLES OF THE FUND

          The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

          Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

          The Fund restricts access to non-public personal information about its shareholders to employees of the Adviser with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

          The Fund's Amended and Restated By-Laws (the "By-Laws") require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a shareholder who is entitled to do so under the Fund's By-Laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that shareholder must provide a written notice to the Secretary of the Fund at the Fund's principal executive offices.

          The notice must set forth: (a) as to each person whom the shareholder proposes to nominate for election as a Trustee (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of Trustees in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and (ii) such person's written consent to being named as a nominee and to serving as a Trustee if elected; (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Fund's books, and of such beneficial owner,
(ii) the class or series and number of Shares which are owned beneficially and of record by such shareholder and such beneficial owner, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such shareholder and such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned Shares) that has been entered into as of the date of the shareholder's notice by, or on behalf of, such shareholder and such beneficial owners, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such shareholder or such beneficial owner, with respect to Shares of the Fund, (v) a representation that the shareholder is a holder of record of Shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (vi) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Fund's outstanding Shares required to approve or adopt the proposal or elect the nominee and/or
(b) otherwise to solicit proxies from shareholders in support of such proposal or nomination. The Fund may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a Trustee of the Fund.

          To be timely, the notice must be delivered to the Secretary of the Fund at the Fund's principal executive offices not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Fund).

          The foregoing description of the procedures for a shareholder properly to make a nomination for election as a Trustee or to propose other business for the Fund is only a summary and is not complete. A copy of the Fund's By-Laws, which includes the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund's By-Laws.

          Shareholder proposals intended for inclusion in the Fund's proxy statement in connection with such annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund's principal executive offices by February 25, 2011. Proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the notice requirements of the Fund's By-Laws, not earlier than the close of business on March 21, 2011 nor later than the close of business on April 20, 2011 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act).

EXPENSES OF PROXY SOLICITATION

          The cost of soliciting proxies will be borne by the Fund, except that costs related to Proposal 1 will be borne by Claymore. Certain officers of the Fund and certain officers and employees of Claymore or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses. The Fund has retained The Altman Group, Inc. ("The Altman Group") as its proxy solicitor and will pay a project management fee as well as fees charged on a per call basis and certain other expenses. Management of the Fund estimates that the fees payable to The Altman Group will be approximately $38,000 (of which approximately $2,000 will be borne by the Fund).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JULY 19, 2010

          This Proxy Statement is available on the Internet at www.proxyonline.com/docs/ola.pdf.

OTHER MATTERS

          The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

          In the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the Proposals are not received, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Annual Meeting with respect to such Proposal(s) to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

                                                Very truly yours,

                                                /S/J. THOMAS FUTRELL

                                                J. THOMAS FUTRELL
                                                CHIEF EXECUTIVE OFFICER

          June 25, 2010

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

I.        PURPOSE

          The Audit Committee is a committee of the Board of the Trust (see Appendix A for a list of funds that have approved this Audit Committee Charter). Its primary function is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

          The Audit Committee serves as an independent and objective party to monitor the Trust's accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee assists Board oversight of (1) the integrity of the Trust's financial statements; (2) the Trust's compliance with legal and regulatory requirements;
(3) the independent auditors' qualifications and independence; and (4) the performance of the Trust's independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Trust management, the personnel responsible for internal audit functions (if any) and the Board.

            o Trust management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

            o The independent auditors have the primary responsibility to plan and implement a proper audit, including consideration of the Trust's accounting, reporting and internal control practices.

          The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.

          Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Trust's financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

II.       COMPOSITION

          The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a board member is independent if:

            o he or she is not an "interested person" of the Trust as that term is defined in the Investment Company Act of 1940; and

            o he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Trust (except in the capacity as a Board or committee member).

          Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an "audit committee financial expert" as defined in Form N-CSR. The Audit Committee will submit such determination to the Board for its final determination.

          The members and Chairman of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

          No member of the Audit Committee shall serve on the audit committee of more than three public companies with shares registered under the Securities Exchange Act of 1934, as amended, unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee. For purposes of counting an Audit Committee member's audit committee service, service on the Trust's Audit Committee, together with other audit committees within the Claymore fund complex, shall count as one public company.

III.      MEETINGS

          The Audit Committee shall meet two times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

          As part of its job to foster open communication, the Audit Committee shall meet annually with senior Trust management responsible for accounting and financial reporting and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV.       RESPONSIBILITIES AND DUTIES

          To fulfill its responsibilities and duties the Audit Committee shall:

          A. Charter

             Review this Charter, annually, and recommend changes, if any, to the Board.

          B. Internal Controls

             1. Review, annually, with Trust management and the independent auditors:

                 (a) the organizational structure, reporting relationship,
             adequacy of resources and qualifications of the senior Trust management personnel responsible for accounting and financial reporting; and

                  (b) their separate evaluation of the adequacy and
             effectiveness of the Trust's system of internal controls, including those of the Trust's service providers.

             2. Review, with Trust management and the independent auditors:

                  (a) the Trust's plan related to the Trust's systems for
             accounting, reporting and internal controls;

                  (b) the responsibilities, resources and staffing with respect to the activities in IV.B.2.(a) above; and

                  (c) any significant audit findings or recommendations related to the Trust's systems for accounting, reporting and internal controls and Trust management's response.

             3. Monitor procedures for the receipt, retention and treatment of complaints received by the Trust and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and trustees of the Trust or employees of the Adviser, underwriter and any provider of accounting-related services to the Trust of concerns regarding questionable accounting or auditing matters.

             4. Review, annually, with Trust management and the independent auditors, policies for valuation of Trust portfolio securities, and the frequency and magnitude of pricing errors.

         C. Independent Auditors

             1. Approve, and recommend to the Board, the appointment, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit Committee.

             2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

                 (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

             3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the

         Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

                 (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

             4. On an annual basis, request, receive in writing and review a report by the independent auditors describing:

                 (a) the independent auditors' internal quality-control
             procedures;

                 (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

                 (c) all relationships between the independent auditors and the
             Trust, so as to assess the auditors' independence, including identification of all relationships the independent auditors have with the Trust and all significant relationships the independent auditors have with the Adviser (and any "control affiliate" of the Adviser) and any material service provider to the Trust (including, but not limited to, disclosures regarding the independent auditors' independence required by Public Company Accounting Oversight Board Rule 3526 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X).

                    In assessing the auditors' independence, the Audit Committee shall take into account the opinions of Trust management. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

             5. On an annual basis, review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).

             6. On an annual basis, meet with the independent auditors and Trust management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

             7. Review the management letter prepared by the independent auditors and Trust management's response.

         D. Financial Reporting Processes

             1. If the Trust is a listed closed-end investment company,

                 (a) Review with Trust management and the independent auditors,
             (i) the Trust's audited financial statements and recommend to the Board, if appropriate, that the audited financial statements be included in the Trust's annual report to shareholders required by
             Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder and (ii) narrative disclosure analogous to the "Management's Discussion of Fund Performance," if any is included in such annual report to shareholders.

                 (b) Review with Trust management and the independent auditors the Trust's semi-annual financial statements and narrative disclosure analogous to the "Management's Discussion of Fund Performance," if any is included in such semi-annual report to shareholders.

                 (c) Review the Trust's policy and procedures with respect to declaring dividends and issuing dividend announcements and related press releases, as well as financial information and dividend guidance provided to analysts and rating agencies.

             2. Review with Trust management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by Statement on Auditing Standards No. 114, including:

                 o the independent auditors' judgments about the quality, and not just the acceptability, of the Trust's accounting principles as applied in its financial reporting;

                 o the process used by Trust management in formulating estimates and the independent auditors' conclusions regarding the reasonableness of those estimates;

                 o all significant adjustments arising from the audit, whether or not recorded by the Trust;

                 o when the independent auditors are aware that Trust management has consulted with other accountants about significant accounting and auditing matters, the independent auditors' views about the subject of the consultation;

                 o any disagreements with Trust management regarding accounting or reporting matters;

                 o any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors' activities or on access to requested information; and

                 o significant deficiencies in the design or operation of
             internal controls.

             3. The independent auditors shall report, within 90 days prior to the filing of the Trust's annual financial statements with the SEC, to the Audit Committee:

                 (a) all critical accounting policies and practices to be used;

                 (b) all alternative treatments of financial information within
             GAAP for policies and practices related to material items that have been discussed with Trust management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

                 (c) other material written communications between the
             independent auditors and Trust management including, but not limited to, any management letter or schedule of unadjusted differences; and

                 (d) all non-audit services provided to an entity in the
             "investment company complex" as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

             4. Review, annually, with Trust management and the independent auditors, the Trust's "disclosure controls and procedures" and the Trust's "internal control over financial reporting" as defined in Rule 30a-3(c) and (d) under the Investment Company Act of 1940.

             5. Review with Trust management and the independent auditors a report by Trust management covering any Form N-CSR and Form N-Q filed, and any required certification of such filing, along with the results of Trust management's most recent evaluation of the Trust's "disclosure controls and procedures" and "internal control over financial reporting."

          E. Process Improvements

             Review with the independent auditors and Trust management significant changes or improvements in accounting and auditing processes that have been implemented.

          F. Legal and Compliance

             1. Review any legal or regulatory matters that arise that could have a material impact on the Trust's financial statements.

             2. Review policies and procedures with respect to financial statement risk assessment and risk management, including the steps Trust management has taken to monitor and control such risk exposures.

             3. Establish clear hiring policies for the Trust with respect to employees or former employees of the independent auditors.

          G. Other Responsibilities

             1. Review, annually, the performance of the Audit Committee.

             2. If the Trust is a closed-end investment company, prepare the report required by Item 407(d)(3)(i) of Regulation S-K for inclusion in the Trust's proxy statement if the proxy statement relates to the election of Board members of the Trust.

             3. Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Trust, if, in the Committee's judgment, that is appropriate.

             4. Perform any other activities consistent with this Charter, the Trust's Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

             5. Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

V.        FUNDING

          The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Trust; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee pursuant to Section IV.G.3 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                           BACKGROUND AND DEFINITIONS
                                      FOR
                            AUDIT COMMITTEE CHARTER

          The following is supplemental information regarding the Audit Committee Charter designed to provide the Audit Committee background information and definitions to assist the Committee in fulfilling its responsibilities under the Charter.

I.        COMPOSITION

          An "audit committee financial expert" of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles ("GAAP") and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company's financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and
(5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

          If the Trust is listed on the New York Stock Exchange, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

II.       RESPONSIBILITIES AND DUTIES

          A. Pre-Approval Not Required

          Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to Section IV.C. 2 is not required, if:

             1. the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

             2. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

             3. such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

          Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section IV.C.3 is not required, if:

             1. the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust's independent auditors by the Trust, the Adviser and any "control affiliate" of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

             2. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

             3. such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

         B. Control Affiliate

          As used in Section IV.C.3, "control affiliate" means any entity controlling, controlled by, or under common control with the Adviser.

         C. Prohibited Non-Audit Services

          Under Section 10A(g) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(4)), an auditor is not independent if, at any point during the audit and professional engagement period, the auditor provides certain non-audit services to an audit client. As referred to in
Section IV.C.2, these prohibited non-audit services would include:

             1. bookkeeping or other services related to the accounting records or financial statements of the Trust;

             2.  financial information systems design and implementation;

             3. appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

             4.  actuarial services;

             5.  internal audit outsourcing services;

             6.  management functions or human resources;

             7. broker or dealer, investment adviser, or investment banking services;

             8.  legal services and expert services unrelated to the audit; and

             9. any other services that the Public Company Accounting Oversight Board determines are impermissible.

             D. Other Definitions

          "Investment company complex" includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity: (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.

          "Disclosure controls and procedures" means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR and Form N-Q is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR and Form N-Q is accumulated and communicated to the investment company's management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

          "Internal control over financial reporting" is a process designed by, or under the supervision of, the Trust's principal executive and principal financial officers, or persons performing similar functions, and effected by the Trust's Board, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

             1. Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Trust;

             2. Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Trust are being made only in accordance with authorization of management and directors of the Trust; and

             3. Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Trust's assets that could have a material effect on the financial statements.

          The report to be prepared by the Audit committee to be included in the annual proxy statement is governed by Item 407(d)(3)(i) of Regulation S-K, which requires each proxy statement relating to a shareholder meeting at which directors are to be elected to include a report, followed by the name of each Audit Committee member, stating whether: (1) the Committee has reviewed and discussed the audited financial statements with management, (2) the Committee has discussed with the independent auditors the matters required to be discussed by SAS 114, (3) the Committee has received the written disclosures and the letter from the independent auditors required by Public Company Accounting Oversight Board Rule 3526, and has discussed with the independent auditors their independence, and (4) based on the review and discussions referred to in paragraphs (1) through (3), the Audit Committee recommended to the Board that the audited financial statements be included in the Trust's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

                                   APPENDIX A

                         FUNDS THAT HAVE APPROVED THIS
                            AUDIT COMMITTEE CHARTER


FUND
----

Claymore Dividend & Income Fund
Claymore Exchange-Traded Funds Trust
Claymore Exchange-Traded Funds Trust 2
Claymore/Guggenheim Strategic Opportunities Fund
Fiduciary/Claymore MLP Opportunity Fund
Guggenheim Enhanced Equity Income Fund
Madison/Claymore Covered Call & Equity Strategy Fund
TS&W/Claymore Tax-Advantaged Balanced Fund

                                                                      APPENDIX B

                       FORM OF NEW SUB-ADVISORY AGREEMENT

          THIS INVESTMENT SUB-ADVISORY AGREEMENT (the "Agreement"), dated as of ________, 2010, among Guggenheim Enhanced Equity Income Fund, a Massachusetts business trust (the "Trust"), Claymore Advisors, LLC, a Delaware limited liability company (the "Adviser"), and Guggenheim Partners Asset Management, LLC, a Delaware limited liability company (the "Sub-Adviser").

          WHEREAS, the Adviser has agreed to furnish investment management and advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the trust assets;

          WHEREAS, the investment advisory agreement between the Adviser and the Trust (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the "Investment Advisory Agreement") contemplates that the Adviser may sub-contract investment advisory services with respect to the Trust to a sub-adviser(s) pursuant to a sub-advisory agreement(s) agreeable to the Trust and approved in accordance with the provisions of the 1940 Act;

          WHEREAS, the Adviser wishes to retain the Sub-Adviser to provide certain sub-advisory services;

          WHEREAS, the Sub-Adviser is a registered Adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

          WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

          NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

          1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to act as a sub-adviser with respect to the Trust as set forth in this Agreement and the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

          2. SERVICES OF THE SUB-ADVISER. Subject to the succeeding provisions of this section, the oversight and supervision of the Adviser and the direction and control of the Trust's Board of Trustees, the Sub-Adviser will perform certain of the day-to-day operations of the Trust which may include one or more of the following services at the request of the Adviser: (i) managing the investment and reinvestment of the assets of the trust in accordance with the investment policies of the Trust; (ii) arranging, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets for the Trust; (iii) providing investment research and credit analysis concerning the assets of the trust; (iv) placing orders for purchases and sales of assets of the trust; (v) maintaining the books and records as are required to support Trust investment operations; (vi) monitoring on a daily basis the investment activities and portfolio holdings relating to the Trust; and (vii) voting proxies relating to the Trust's portfolio securities in accordance with the proxy voting policies and procedures of the Sub-Adviser. At the request of the Adviser, the Sub-Adviser will also, subject to the oversight and supervision of the Adviser and the direction and control of the Trust's Board of Trustees, consult with the Adviser as to the overall management of the assets of the trust and the investment policies and practices of the Trust, including (but not limited to) the use by the Trust of financial leverage and elements (e.g., form, amount and costs) relating to such financial leverage and the utilization by the Trust of any interest rate or other hedging or risk management transactions in connection therewith, and will perform any of the services described in the Investment Advisory Agreement. In addition, the Sub-Adviser will keep the Trust and the Adviser informed of developments materially affecting the Trust and shall, upon request, furnish to the Trust all information relevant to such developments. The Sub-Adviser will periodically communicate to the Adviser, at such times as the Adviser may direct, information concerning the purchase and sale of securities for the Trust, including: (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale is effected, (iv) the CUSIP number of the instrument, if any, and (v) such other information as the Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Investment Advisory Agreement. The Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the Trust's investment objective, policies and restrictions (as currently in effect and as they may be amended or supplemented from time to time) as stated in the Trust's Prospectus filed with the Securities and Exchange Commission (the "SEC") as part of the Trust's Registration Statement on Form N-2 and the resolutions of the Trust's Board of Trustees. The Trust shall maintain its books and records, and the Sub-Adviser shall have no responsibility with respect thereto, other than its obligations under the 1940 Act, the Advisers Act or other applicable law. In addition, the Sub-Adviser may, to the extent permitted by the 1940 Act, the Advisers Act and other applicable law, aggregate purchase and sale orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates and allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Trust and other accounts in an equitable manner.

          3. COVENANTS. In the performance of its duties under this Agreement, the Sub-Adviser:

          (a) shall at all times comply and act in accordance with: (i) the provisions of the 1940 Act and the Advisers Act and all applicable Rules and

Regulations of the SEC thereunder; (ii) any other applicable provision of law;
(iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives, policies and restrictions of the Trust as set forth in the Trust's Prospectus filed with the SEC as part of the Trust's Registration Statement on Form N-2; and (v) any policies, determinations and/or resolutions of the Board of Trustees of the Trust or the Adviser;

          (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Adviser will obtain the best price and the most favorable execution of its orders. In placing orders, the Sub-Adviser will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Adviser or the Sub-Adviser, as the case may be. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser and the Sub-Adviser to the Trust and their other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust's securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

          (c) maintain books and records with respect to the Trust's securities transactions and render to the Adviser and the Trust's Board of Trustees such periodic and special reports as they may reasonably request; and

          (d) treat confidentially and as proprietary information of the Trust all non-public records and other information relative to the Trust, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder.

          4. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Sub-Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its officers, employees or agents from buying, selling or trading any securities for their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that any of the foregoing activities are consistent with applicable law and the Sub-Adviser's fiduciary obligations to the Trust.

          5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          6. AGENCY CROSS TRANSACTIONS. From time to time, the Sub-Adviser or brokers or dealers affiliated with the Sub-Adviser may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Sub-Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from both parties to the transaction without the advisory client's consent. This is because in a situation where a Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Sub-Adviser or an affiliate is receiving commissions from one or both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Sub-Adviser's part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits an investment adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account, consistent with any policies and procedures that may be adopted by the Board of Trustees of the Trust, and this Agreement shall constitute executed, written consent of the Trust for the Sub-Adviser engaging in agency cross transactions. The Trust may revoke its consent at any time by written notice to the Sub-Adviser.

          7. EXPENSES. During the term of this Agreement, the Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred by the Sub-Adviser in connection with their duties hereunder and shall bear the costs of any salaries or trustees, fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Sub-Adviser. The Sub-Adviser shall not be responsible for any expenses of the Adviser or the Trust not specifically set forth in this Section 8 or otherwise in any written agreement between the Sub-Adviser and the Trust or the Adviser, as the case may be.

          8. COMPENSATION.

          (a) The Adviser agrees to pay to the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for all services rendered hereunder by the Sub-Adviser as such, a monthly fee (the "Sub-Advisory Fee") in arrears at the annual rate equal to 0.40% of the average daily value of the Trust's total managed assets. "Total managed assets" means (i) the net assets of the Trust (including assets attributable to any preferred shares that may be outstanding) plus (ii) any additional total assets of the Trust attributable to borrowings of money, the use of reverse repurchase agreements or dollar rolls or the issuance of debt securities (together "external borrowings"), without deducting liabilities representing external borrowings. The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust. For any period less than a month during which this Agreement is in effect, the Investment Sub-Advisory Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

          (b) For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties.

          9. CERTAIN INFORMATION. The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser failing to be registered as an investment adviser under the Advisers Act, (b) the Sub-Adviser having been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) the occurrence of any change in control of the Sub-Adviser or any parent of the Sub-Adviser within the meaning of the 1940 Act, or (d) the occurrence of any material adverse change in the business or financial position of the Sub-Adviser.

          10. LIMITATION ON LIABILITY.

          (a) The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or by the Trust (or their respective agents) in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

          (b) The Trust may, but shall not be required to, make advance payments to the Sub-Adviser in connection with the expenses of the Sub-Adviser in defending any action with respect to which damages or equitable relief might be sought against the Sub-Adviser under this Section (which payments shall be reimbursed to the Trust by the Sub-Adviser as provided below) if the Trust receives (i) a written affirmation of the Sub-Adviser's good faith belief that the standard of conduct necessary for the limitation of liability in this Section has been met and (ii) a written undertaking to reimburse the Trust whether or not the Sub-Adviser shall be deemed to have liability under this Section, such reimbursement to be due upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not the Sub-Adviser is liable under this Section or (2) in the absence of such a decision, upon the request of the Sub-

Adviser for reimbursement by a majority vote of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"). In addition, at least one of the following conditions must be met: (A) the Sub-Adviser shall provide a security for such Sub-Adviser undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum of the Disinterested Non-Party Trustees of the Trust or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is a reasonable belief that the Sub-Adviser ultimately will be found not to be liable under this Section.

          11. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and shall continue (unless terminated automatically as set forth below) in effect for a period of one year. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or a vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust, without the payment of any penalty, upon giving the Sub-Adviser 60 days' notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Sub-Adviser on 60 days' written notice (which notice may be waived by the Trust), and will terminate automatically upon any termination of the Investment Advisory Agreement between the Trust and the Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

          12. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

          13. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

          14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

          15. USE OF THE NAME "GUGGENHEIM." Pursuant to a Trademark Sublicense Agreement dated ________ between the Adviser and the Sub-Adviser, the Sub-Adviser has consented to the use by the Trust of the name or identifying word "Guggenheim" in the name of the Trust.

          16. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or other wise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

          17. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

          A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of an officer of the Trust as an officer and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

                         CLAYMORE ADVISORS, LLC

                         By:   ________________________________________
                               Name:
                               Title:

                         GUGGENHEIM PARTNERS ASSET MANAGEMENT, LLC

                         By:   ________________________________________
                               Name:
                               Title:

                         GUGGENHEIM ENHANCED EQUITY INCOME FUND

                         By:   ________________________________________
                               Name:
                               Title:

                                      B--8

CLAYMORE (SM)
                        PROXY CARD FOR

                        GUGGENHEIM ENHANCED EQUITY INCOME FUND
                        (FORMERLY, OLD MUTUAL/CLAYMORE LONG-SHORT FUND)
                        PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - JULY 19, 2010 SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The annual meeting of shareholders of Guggenheim Enhanced Equity Income Fund (formerly, Old Mutual/Claymore Long-Short Fund) (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Monday, July 19, 2009 at 11:30 A.M., Central Time (the "Annual Meeting"). The undersigned hereby appoints each of Elizabeth H. Hudson and Kevin M. Robinson, or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line TOLL-FREE AT 1-866-416-0552. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 19, 2010:

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/OLA.PDF

--------------------------------------------------------------------------------
       PLEASE FOLD HERE AND RETURN THE ENTIRE PROXY CARD - DO NOT DETACH

PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE (live proxy representative), BY MAIL OR VIA THE INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!


PHONE: To cast your vote by phone with a proxy voting representative, call toll-free 1-866-416-0552 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

The option below is available 24 hours a day / 7 days a week.

INTERNET: To vote via the Internet, go to WWW.PROXYONLINE.COM and enter the control number found on the reverse side of this proxy card.


NOTE: Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

--------------------------------------------------------------------------------
Shareholder sign here           Date

--------------------------------------------------------------------------------
Joint owner sign here           Date




                 IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

GUGGENHEIM ENHANCED EQUITY INCOME FUND
(FORMERLY, OLD MUTUAL/CLAYMORE LONG-SHORT FUND)

                                                           CONTROL NUMBER
                                                       ---------------------

                                                       ---------------------




Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO PROPOSAL 1 THE PROXIES SHALL VOTE FOR THAT PROPOSAL. IF NO DIRECTION IS INDICATED AS TO PROPOSAL 2 THE PROXIES SHALL VOTE FOR EACH TRUSTEE. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

        PLEASE FOLD HERE AND RETURN THE ENTIRE PROXY CARD - DO NOT DETACH
--------------------------------------------------------------------------------
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: |X|


                                                                                   FOR            AGAINST          ABSTAIN
1. To approve an investment sub-advisory agreement among the Fund, Claymore
Advisors, LLC and Guggenheim Partners Asset Management, LLC.                       | |              | |              | |

                                                                                                                   WITHHOLD
                                                                                   FOR                            AUTHORITY
2. To elect two Trustees as Class II Trustees to serve until the Fund's 2013 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

(01) Steven D. Cosler                                                              | |                               | |

(02) Robert M. Hamje                                                               | |                               | |
